                                                                     EXHIBIT 4.4


COMMON STOCK                                                        COMMON STOCK
  NUMBER                                                                SHARES



                                 GALYAN'S/(R)/

                        GALYAN'S TRADING COMPANY, INC.


INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF INDIANA                               CUSIP 36458R 10 1



              [LOGO] GALYAN'S SPORTS & OUTDOOR ADVENTURE/TM/

     This Certifies that


is the record holder of



   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, WITH NO PAR VALUE, OF
                         GALYAN'S TRADING COMPANY, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:

             [SEAL OF GALYAN'S TRADING COMPANY, INC. APPEARS HERE]


EXECUTIVE VICE PRESIDENT                             CHAIRMAN OF THE COMPANY AND
           AND SECRETARY                                 CHIEF EXECUTIVE OFFICER

                                                            AUTHORIZED SIGNATURE


COUNTERSIGNED AND REGISTERED:
          U.S. STOCK TRANSFER CORPORATION
BY                   TRANSFER AGENT AND REGISTRAR

   The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                   UNIF GIFT MIN ACT--.........Custodian..............
TEN ENT -- as tenants by the entireties                              (Cust)              (Minor)
JT TEN  -- as joint tenants with right                             under Uniform Gifts to Minors
           of survivorship and not as                              Act...............................
           tenants in common                                                    (State)

                                                  UNIF TRF MIN ACT--....... Custodian (until age....)
                                                                     (Cust)
                                                                    .......... under Uniform Transfers
                                                                     (Minor)
                                                                 to Minors Act................
                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________

 ______________________________


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------------


                                        X
                                         ---------------------------------------
                                        X
                                         ---------------------------------------

Signature(s) Guaranteed

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


By
  ------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.